Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended, Securities Act File No. 333-141120

FUNDVANTAGE TRUST

(THE “TRUST”)

GOTHAM ABSOLUTE RETURN FUND

(THE “FUND”)

Supplement dated May 22, 2013 to the Prospectus for the Fund dated September 1, 2012

The information in this Supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with the Prospectus.

Change in Redemption Fee and Redemption Fee Holding Period

Effective as of July 1, 2013, the Fund’s redemption fee will be reduced from 2.00% to 1.00% of the total amount redeemed (calculated at net asset value (“NAV”)), and the holding period for the assessment of the redemption fee will be reduced from 365 days to 90 days.  Accordingly, effective July 1, 2013, the Prospectus for the Fund is revised to replace all references to the existing redemption fee with a redemption fee of 1.00% (as a percentage of amount redeemed within 90 days of purchase or exchange).

In addition, the redemption fee will not apply to redemptions by certain funds of funds and comprehensive fee programs, such as wrap fee accounts and automated rebalancing or asset allocation programs offered by financial intermediaries.  The Fund reserves the right to reject any purchase request (including exchange purchases from another fund) that is deemed to be disruptive to efficient portfolio management.

New Exchange Privilege

Effective as of July 1, 2013, shareholders may exchange shares of the Fund for shares of the Gotham Enhanced Return Fund up to four times per year, and not more frequently than once in any month.   Accordingly the Fund’s Prospectus is hereby revised to include the following section:

EXCHANGE OF SHARES

You may exchange all or a portion of your shares in the Fund for shares in Gotham Enhanced Return Fund (the “Enhanced Return Fund”), up to four times per year, and not more frequently than once in any month.  An exchange means that you purchase shares of the Enhanced Return Fund using the proceeds from the simultaneous redemption of your shares in the Fund.  Redemption and purchase of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your exchange request.  An exchange will be treated as a sale for Federal income tax purposes.  See “More Information about Taxes” for a discussion of the tax consequences of an exchange of shares in one fund for shares in a different fund.

Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. Unless a waiver of the minimum account balance has been granted, an exchange may not be made if the exchange would leave a balance of less than a Fund’s minimum investment requirement for a new account.  Exchange transactions will be subject to the Fund’s redemption fee of 1.00% on proceeds redeemed within 90 days following their acquisition, whether acquired through purchase or exchange (with the exception of shares acquired through the reinvestment of dividends and/or capital gain distributions).

The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established that shareholders are entitled to four (4) exchange redemptions per year, and not more frequently than once in any month.   Notwithstanding the foregoing, the Fund reserves the right to reject any purchase request (including exchange purchases from another fund) that is deemed to be disruptive to efficient portfolio management.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. The Fund may terminate or modify the exchange offer described here and will give you 60 days’ notice of such termination or modification.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE